UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.
(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Statement of cash flows	21

Financial highlights	22

Notes to financial statements	23

Board approval of management and subadvisory agreements	36

Additional shareholder information	43

Dividend reinvestment plan	44

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 35.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com.

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.”

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2013?

A. Both short- and long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%, matching its high over the six months ended April 30, 2013. It fell as low as 0.20% on April 29, 2013 and ended the period at 0.22%. The yield on the ten-year Treasury began the period at 1.72%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.70%.

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationvi Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended April 30, 2013, the Barclays U.S. Aggregate Indexvii returned 0.91%.

Q. How did the high-yield market perform over the six months ended April 30, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 7.26% for the six months ended April 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated mixed results during the six months ended April 30, 2013. After rising during the first two months of the reporting period, the asset class declined over the next three months and then rallied sharply in April 2013. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 2.97% over the six months ended April 30, 2013.

Performance review

For the six months ended April 30, 2013, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 5.60% based on its net asset value (“NAV”)x and 2.31% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Indexxi, returned 1.96% for the same period. The Lipper Global Income Closed-End Funds Category Averagexii returned 6.85% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.73 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$21.04 (NAV)	5.60%†
$19.99 (Market Price)	2.31%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and

VIII	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Corporate Defined Opportunity Fund Inc.	IX

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii     The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi           The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

xii        Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

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Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — April 30, 2013

Total Spread Duration

GDO	— 4.42 years
Benchmark	— 6.19 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2013

Total Effective Duration

GDO	— 4.35 years
Benchmark	— 6.18 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 99.1%
Consumer Discretionary — 15.0%
Auto Components — 1.0%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$ 265,036	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,018,299	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	1,982,274	(a)
Total Auto Components					3,265,609
Automobiles — 0.1%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	200,901
Diversified Consumer Services — 0.3%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	492,355	GBP	951,892	(a)
Hotels, Restaurants & Leisure — 2.0%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,062,500
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,455,300	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,297,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	508,275	GBP	878,492
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,122,500	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	770,000		770,000	(a)
Total Hotels, Restaurants & Leisure					6,586,292
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,621,875	(b)
Media — 9.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,163,980	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,781,950	(b)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	134,329	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	134,000	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,221,439	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,147,500
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,205,389
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		2,250,104	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,422,307	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,039,600
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		728,460	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,017,201

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	5

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		$ 2,007,993
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,613,300	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,219,397	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,425,599	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,188,694	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	7.000%	1/15/18	900,000	GBP	1,499,371
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	2,000,604
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,079,076	(a)
Total Media					30,280,293
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		186,075
Specialty Retail — 1.3%
Edcon Pty Ltd., Senior Notes	3.453%	6/15/14	960,000	EUR	1,270,594	(a)(c)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	410,494	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,654,912
Total Specialty Retail					4,336,000
Total Consumer Discretionary					48,428,937
Consumer Staples — 6.3%
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,275,482
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,333,518
Total Food & Staples Retailing					3,609,000
Food Products — 0.8%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,228,700	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	710,000		763,250	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	522,105	(a)
Total Food Products					2,514,055
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		825,740	(a)
Tobacco — 4.2%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,649,048	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,331,839
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,814,891
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,954,810	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,812,717	(b)
Total Tobacco					13,563,305
Total Consumer Staples					20,512,100

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 12.2%
Energy Equipment & Services — 0.4%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		$ 330,000
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		809,750	(a)
Total Energy Equipment & Services					1,139,750
Oil, Gas & Consumable Fuels — 11.8%
Alliance Oil Co. Ltd., Senior Notes	7.000%	5/4/20	870,000		865,650	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,756,752
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,626,045		1,849,626	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,112,000	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		809,000	(a)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,366,106	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,611,850	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	510,000	EUR	738,809	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		498,200	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		990,878	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		784,688	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,559,801	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		352,625	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,220,375	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		874,875	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,149,128
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		905,176
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,334,625	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,105,706	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		828,087	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,706,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,855,700	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,116,937	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		5,021,500	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		708,954
Total Oil, Gas & Consumable Fuels					38,123,298
Total Energy					39,263,048

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	7

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 29.6%
Capital Markets — 2.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,300,000		$ 1,112,150	(b)(c)
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	1,059,950
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,928,329
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,570,225
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,895,196
Total Capital Markets					9,565,850
Commercial Banks — 15.7%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,961,015
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,250,000		3,323,125	(b)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	643,087	(c)(d)
BNP Paribas Fortis SA, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	2,479,669	(a)(c)(d)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,821,077
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,911,030
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	579,550	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,830,437	(a)(b)(c)(d)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,545,994	(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,073,914	(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,012,590	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	628,808	(a)(c)(d)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,570,000		1,632,927	(a)(d)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	97,395	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,385,173	(c)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	421,455	(a)(c)(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,697,891	(a)(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,133,408
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	2,067,514	(a)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	579,120	(c)(d)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,108,836	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	653,372	(c)(d)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,377,218	(c)(d)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,918,216	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,942,692

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/14/13	760,000		$ 764,750	(c)(d)
Total Commercial Banks					50,590,263
Consumer Finance — 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,997,450	(b)(c)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,180,388	(b)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,523,706	(b)
Total Consumer Finance					6,701,544
Diversified Financial Services — 5.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		126,970
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,289,260
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,517,210	(a)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,301,961	(a)(c)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,282,200	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,622,500
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,272,662
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	3,900,000		3,973,125	(b)(c)(d)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	792,228	(c)(d)
Total Diversified Financial Services					16,178,116
Insurance — 3.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,559,628	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,722,325	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	676,332	(c)(d)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,025,000	(a)(c)(d)
ELM BV	5.252%	5/25/16	550,000	EUR	744,790	(c)(d)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,823,584	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	624,328	(c)(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		379,500	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	695,428	(c)(d)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	943,858	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,446,260
Total Insurance					12,641,033
Total Financials					95,676,806

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	9

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 3.2%
Health Care Equipment & Supplies — 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	430,000		$ 427,850
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	603,097	(a)
Total Health Care Equipment & Supplies					1,030,947
Health Care Providers & Services — 2.4%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	739,200	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,311,229	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	766,000	EUR	1,086,965	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000		787,325	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,638,896
Total Health Care Providers & Services					7,563,615
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,605,712	(a)
Total Health Care					10,200,274
Industrials — 8.1%
Aerospace & Defense — 1.0%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,720,596	(a)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,340,000		1,385,225	(a)
Total Aerospace & Defense					3,105,821
Airlines — 3.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		331,693	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,385,000		1,421,356	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,613,098
United Airlines Inc., Pass-Through Trust, Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	69,934		81,124
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	2,900,424		3,252,100
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		3,994,750	(a)
Total Airlines					10,694,121
Building Products — 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		874,350	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	680,106	(a)
Total Building Products					1,554,456
Commercial Services & Supplies — 1.1%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,711,300
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,717,977	(b)
Total Commercial Services & Supplies					3,429,277

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	$ 1,721,295	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	409,382	(a)
Total Machinery					2,130,677
Marine — 0.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	299,306		282,096	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	177,000		178,770
Total Marine					460,866
Road & Rail — 0.7%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,221,049
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	205,938	(a)
Total Road & Rail					2,426,987
Transportation — 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		935,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,347,240	(a)
Total Transportation					2,282,240
Total Industrials					26,084,445
Information Technology — 0.7%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,073,098
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	359,857	(a)
Total Information Technology					2,432,955
Materials — 8.8%
Chemicals — 0.7%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	558,000	EUR	748,637	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	830,993	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	773,001	(a)
Total Chemicals					2,352,631
Construction Materials — 1.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		667,950	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,026,266	(a)
Lafarge SA, Senior Notes	6.625%	11/29/18	1,150,000	EUR	1,733,716
Total Construction Materials					3,427,932
Containers & Packaging — 0.4%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	200,000	EUR	271,950	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,016,075	(a)
Total Containers & Packaging					1,288,025

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	11

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 5.6%
Barrick Gold Corp., Notes	4.100%	5/1/23	170,000		$ 170,693	(a)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	430,000		433,259	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000		182,588
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	60,000		60,707
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	1,830,000		1,850,880
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,182,500	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		508,725	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		947,438	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		334,475	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,590,450	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	600,000	EUR	640,030	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,963,352	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		793,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		776,854
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,880,904
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		405,425
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,632,800	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		299,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,426,571
Total Metals & Mining					18,079,651
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,466,977	(b)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,713,487
Total Paper & Forest Products					3,180,464
Total Materials					28,328,703
Telecommunication Services — 9.8%
Diversified Telecommunication Services — 7.1%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	316,000		287,560	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,325,165
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,081,000		1,152,616
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		732,875	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,947,200
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	381,836	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	318,597	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	2,044,174
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,176,864
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,338,288	(b)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		$ 1,295,245	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	954,315	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	461,262	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		216,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		2,130,600	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,163,488	EUR	3,048,651	(a)(e)
Total Diversified Telecommunication Services					22,811,248
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,436,997	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		818,891	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	759,617	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	815,509	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	840,000		871,488	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		770,625	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,375,000	(b)
Total Wireless Telecommunication Services					8,848,127
Total Telecommunication Services					31,659,375
Utilities — 5.4%
Electric Utilities — 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,932,000	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,027,482
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	1,930,405
Total Electric Utilities					4,889,887
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,134,357	(a)
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	900,000		1,021,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,550,925	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		588,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,236,006
Total Independent Power Producers & Energy Traders					5,397,231

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	13

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — 1.8%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	$ 2,426,238
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,506,450	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	2,024,353
Total Multi-Utilities					5,957,041
Total Utilities					17,378,516
Total Corporate Bonds & Notes (Cost — $293,263,330)					319,965,159
Asset-Backed Securities — 2.6%
Argent Securities Inc., 2004-W10 A2	0.980%	10/25/34	816,891		786,671	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.175%	6/25/33	1,823,884		1,771,421	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.349%	11/15/36	711,546		609,207	(c)
Home Equity Asset Trust, 2004-8 M1	1.070%	3/25/35	641,516		612,406	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.880%	9/25/34	1,792,760		1,764,916	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,305,186		1,364,308
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	249,499		259,573	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.980%	6/25/35	256,833		253,882	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.780%	1/25/33	1,107,052		1,064,111	(c)
Total Asset-Backed Securities (Cost — $7,675,164)					8,486,495
Collateralized Mortgage Obligations — 2.6%
ARM Trust, 2004-5 4A1	5.108%	4/25/35	700,127		696,093	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.540%	2/25/36	70,996		65,137	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.988%	7/27/36	345,028		346,318	(a)(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.061%	7/10/38	1,500,000		1,703,270	(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	313,383		321,427	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.797%	1/19/35	380,624		384,992	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	3.021%	8/25/35	1,739,896		1,730,458	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.346%	4/25/31	1,768,257		1,745,639	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.859%	7/20/33	696,246		673,486	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.927%	6/25/47	926,622		811,306	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.469%	9/25/36	104,463		90,766	(c)
Total Collateralized Mortgage Obligations (Cost — $7,537,516)					8,568,892
Collateralized Senior Loans — 0.1%
Consumer Discretionary — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	370,000		362,970	(f)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000		$ 69,177	(f)
Total Collateralized Senior Loans (Cost — $418,970)					432,147
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $54,714)	7.000%	1/31/20	360,800		40,114	(a)(g)
Sovereign Bonds — 7.1%
Brazil — 1.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	281,332
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,888,000	BRL	4,080,332
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	687,000	BRL	354,778
Total Brazil					4,716,442
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,670,249	(a)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,694,000	MYR	567,927
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	592,460
Russia — 1.0%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,388,513	(a)
United Arab Emirates — 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		451,612	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,602,006	(a)
Total United Arab Emirates					2,053,618
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,908,897
Venezuela — 2.5%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,293,000		5,041,582	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,962,500
Total Venezuela					8,004,082
Total Sovereign Bonds (Cost — $20,534,028)					22,902,188
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $690,104)	1.625%	11/15/22	700,000		699,125

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	15

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security			Shares	Value
Common Stocks — 0.8%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc.			48,867	$ 2,280,134
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares			139,004	194,606	*
Total Common Stocks (Cost — $2,611,703)				2,474,740

	Rate
Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		15,300	753,831	(a)
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		3,050	86,132	(c)
Total Preferred Stocks (Cost — $845,711)				839,963
Total Investments before Short-Term Investments (Cost — $333,631,240)				364,408,823

		Maturity Date	Face Amount†
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
State Street Bank & Trust Co. repurchase agreement dated 4/30/13; Proceeds at maturity — $2,067,001; (Fully collateralized by U.S. government agency obligations, 2.120% due 11/7/22; Market Value — $2,112,693) (Cost — $2,067,000)	0.010%	5/1/13	2,067,000	2,067,000
Total Investments — 113.5% (Cost — $335,698,240#)				366,475,823
Liabilities in Excess of Other Assets — (13.5)%				(43,513,056)
Total Net Assets — 100.0%				$322,962,767

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Global Corporate Defined Opportunity Fund Inc.

(e)	Payment-in-kind security for which all or part of the income earned may be paid as additional principal.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country**

United States	37.0%
United Kingdom	13.6
Brazil	4.7
France	4.6
Russia	4.3
Netherlands	4.0
Luxembourg	2.9
Australia	2.7
Mexico	2.6
Venezuela	2.2
Spain	2.1
Italy	1.9
Canada	1.6
Belgium	1.3
Qatar	1.3
Chile	1.3
Germany	1.3
Jersey	1.1
United Arab Emirates	1.1
Colombia	1.0
Malaysia	0.9
Trinidad and Tobago	0.9
Ireland	0.8

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	17

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country** (continued)

Cayman Islands	0.6%
South Africa	0.6
India	0.5
Switzerland	0.5
Kazakhstan	0.5
Finland	0.5
Japan	0.2
Bermuda	0.2
Czech Republic	0.2
Sweden	0.2
Peru	0.2
Short-Term Investments	0.6
100.0%

**  As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $335,698,240)	$366,475,823
Cash	479
Interest and dividends receivable	7,059,570
Unrealized appreciation on forward foreign currency contracts	2,619,558
Receivable for securities sold	255,416
Prepaid expenses	24,202
Total Assets	376,435,048

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	50,000,000
Payable for securities purchased	3,133,373
Investment management fee payable	240,708
Unrealized depreciation on forward foreign currency contracts	2,422
Interest payable	2,149
Foreign currency overdraft, at value (Cost — $1,678)	955
Accrued expenses	92,674
Total Liabilities	53,472,281
Total Net Assets	$322,962,767

Net Assets:
Par value ($0.001 par value, 15,346,776 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,347
Paid-in capital in excess of par value	292,374,859
Undistributed net investment income	6,325,191
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(9,158,516)
Net unrealized appreciation on investments and foreign currencies	33,405,886
Total Net Assets	$322,962,767

Shares Outstanding	15,346,776

Net Asset Value	$21.04

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Interest	$11,015,663
Dividends	36,303
Less: Foreign taxes withheld	(14)
Total Investment Income	11,051,952

Expenses:
Investment management fee (Note 2)	1,445,135
Interest expense (Note 3)	182,384
Excise tax (Note 1)	136,690
Transfer agent fees	53,382
Audit and tax	28,365
Directors’ fees	23,402
Shareholder reports	20,335
Legal fees	18,249
Custody fees	16,049
Fund accounting fees	15,629
Stock exchange listing fees	8,791
Insurance	3,736
Miscellaneous expenses	5,469
Total Expenses	1,957,616
Net Investment Income	9,094,336

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(103,166)
Futures contracts	934
Foreign currency transactions	(6,301,497)
Net Realized Loss	(6,403,729)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,854,826
Futures contracts	(2,532)
Foreign currencies	6,912,338
Change in Net Unrealized Appreciation (Depreciation)	14,764,632
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	8,360,903
Increase in Net Assets from Operations	$17,455,239

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income	$ 9,094,336	$ 20,252,078
Net realized gain (loss)	(6,403,729)	11,449,066
Change in net unrealized appreciation (depreciation)	14,764,632	14,244,397
Increase in Net Assets From Operations	17,455,239	45,945,541

Distributions to Shareholders From (Note 1):
Net investment income	(9,927,529)	(22,912,823)
Net realized gains	(1,192,677)	(355,680)
Decrease in Net Assets From Distributions to Shareholders	(11,120,206)	(23,268,503)

Fund Share Transactions:
Reinvestment of distributions (25,727 and 100,418 shares issued, respectively)	523,463	1,932,440
Increase in Net Assets From Fund Share Transactions	523,463	1,932,440
Increase in Net Assets	6,858,496	24,609,478

Net Assets:
Beginning of period	316,104,271	291,494,793
End of period*	$322,962,767	$316,104,271
* Includes undistributed net investment income of:	$6,325,191	$7,158,384

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$17,455,239
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(35,991,381)
Proceeds from sales of purchased securities	29,367,051
Net purchases, sales and maturities of short-term investments	6,225,000
Net amortization of premium (accretion of discount)	214,549
Payment-in-kind	(188,014)
Increase in receivable for securities sold	(255,416)
Increase in interest and dividends receivable	(518,636)
Increase in prepaid expenses	(9,136)
Decrease in deposits with brokers for futures contracts	48,696
Increase in payable for securities purchased	3,133,373
Decrease in investment management fee payable	(3,493)
Decrease in interest payable	(31,091)
Decrease in accrued expenses	(20,566)
Decrease in payable to broker — variation margin on open futures contracts	(10,438)
Net realized loss on investments	103,166
Change in unrealized appreciation of investments and forward foreign currency transactions	(14,805,215)
Net Cash Provided by Operating Activities*	4,713,688

Cash Flows from Financing Activities:
Distributions paid on common stock	(10,596,743)
Foreign currency overdraft	955
Increase in payable for reverse repurchase agreements	5,000,000
Net Cash Used in Financing Activities	(5,595,788)
Net Decrease in Cash	(882,100)
Cash at Beginning of Period	882,579
Cash at End of Period	$479

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$523,463

*  Included in operating expenses is cash of $177,313 paid for interest on borrowings.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2013[1,2]	2012[2]	2011[2]	2010[2,3]

Net asset value, beginning of period	$20.63	$19.15	$20.41	$19.06[4]

Income (loss) from operations:
Net investment income	0.59	1.33	1.39	1.21
Net realized and unrealized gain (loss)	0.55	1.67	(1.09)	1.44
Total income from operations	1.14	3.00	0.30	2.65

Less distributions from:
Net investment income	(0.65)	(1.50)	(1.48)	(1.30)
Net realized gains	(0.08)	(0.02)	(0.08)	—
Total distributions	(0.73)	(1.52)	(1.56)	(1.30)

Net asset value, end of period	$21.04	$20.63	$19.15	$20.41

Market price, end of period	$19.99	$20.25	$18.05	$19.08
Total return, based on NAV[5,6]	5.60%	16.55%	2.13%	14.87%
Total return, based on Market Price[7]	2.31%	21.54%	2.97%	2.33%

Net assets, end of period (000s)	$322,963	$316,104	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.24%[8]	1.34%	1.40%	1.35%[8]
Net expenses[9]	1.24 [8]	1.34	1.40	1.34 [8,10]
Net investment income	5.74 [8]	6.79	7.05	6.76 [8]

Portfolio turnover rate	8%	9%	16%	18%

Supplemental data:
Loans Outstanding, End of Period (000s)	—	—	—	$50,000
Asset Coverage for Loan Outstanding	—	—	—	721%
Weighted Average Loan (000s)	—	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—	—	1.16%	1.18%

1	For the six months ended April 30, 2013 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 24, 2009 (commencement of operations) through October 31, 2010.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	25

and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$319,965,159	—	$319,965,159
Asset-backed securities	—	8,486,495	—	8,486,495
Collateralized mortgage obligations	—	8,568,892	—	8,568,892
Collateralized senior loans	—	432,147	—	432,147
Convertible bonds & notes	—	40,114	—	40,114
Sovereign bonds	—	22,902,188	—	22,902,188
U.S. government & agency obligations	—	699,125	—	699,125
Common stocks	$2,474,740	—	—	2,474,740
Preferred stocks	86,132	753,831	—	839,963
Total long-term investments	$2,560,872	$361,847,951	—	$364,408,823
Short-term investments†	—	2,067,000	—	2,067,000
Total investments	$2,560,872	$363,914,951	—	$366,475,823
Other financial instruments:
Forward foreign currency contracts	—	2,619,558	—	2,619,558
Total	$2,560,872	$366,534,509	—	$369,095,381

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$2,422	—	$2,422

†  See Schedule of Investments for additional detailed categorizations.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	27

board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	29

and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,422. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $136,690 of Federal excise tax attributable to calendar year 2012.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	31

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$35,301,608	$689,773
Sales	29,367,051	—

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,839,390
Gross unrealized depreciation	(4,061,807)
Net unrealized appreciation	$30,777,583

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$45,055,000	0.807%	$50,000,000

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.773% to 0.813% during the year ended April 30, 2013. Interest expense incurred on reverse repurchase agreements totaled $182,384.

At April 30, 2013, the Fund had the following open reverse repurchase agreements:

				Face Amount of Reverse
Counterparty	Rate	Effective Date	Maturity Date	Repurchase Agreements
Barclays	0.773%**	4/29/2013	10/31/2013	$50,000,000

**  Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of April 30, 2013.

On April 30, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $59,016,086.

At April 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.	250,000	$ 388,293	5/16/13	$ 7,471
British Pound	Morgan Stanley	268,872	417,605	5/16/13	8,575
British Pound	UBS AG	100,000	155,317	5/16/13	811
Canadian Dollar	Morgan Stanley	416,224	412,980	5/16/13	5,434
Euro	Citibank N.A.	400,000	526,836	5/16/13	6,148
Euro	Citibank N.A.	300,000	395,127	5/16/13	2,369
Euro	Citibank N.A.	100,000	131,709	5/16/13	1,211
Euro	Morgan Stanley	1,186,383	1,562,572	5/16/13	(2,422)
					29,597

Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report	33

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank N.A.	250,000	$ 388,293	5/16/13	$ 2,461
British Pound	Morgan Stanley	13,301,741	20,659,915	5/16/13	158,905
British Pound	UBS AG	14,012,187	21,763,361	5/16/13	364,824
Canadian Dollar	Morgan Stanley	2,000,000	1,984,412	5/16/13	18,615
Euro	Citibank N.A.	2,300,000	3,029,305	5/16/13	85,130
Euro	Citibank N.A.	2,000,000	2,634,178	5/16/13	44,662
Euro	Morgan Stanley	47,283,123	62,276,086	5/16/13	1,704,220
Euro	UBS AG	5,471,247	7,206,120	5/16/13	208,722
					2,587,539
Net unrealized gain on open forward foreign currency contracts					$2,617,136

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$2,619,558

LIABILITY DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$2,422

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$934	—	$ 934
Forward foreign currency contracts	—	$(6,316,939)	(6,316,939)
Total	$934	$(6,316,939)	$(6,316,005)

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(2,532)	—	$ (2,532)
Forward foreign currency contracts	—	$6,950,389	6,950,389
Total	$(2,532)	$6,950,389	$6,947,857

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$ 775,214
Forward foreign currency contracts (to buy)	3,053,065
Forward foreign currency contracts (to sell)	121,442,348

†  At April 30, 2013, there were no open positions held in this derivative.

5. Distributions subsequent to April 30, 2013

On February 14, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1200 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The May record date distributions were made subsequent to the period end of this report.

On May 17, 2013, the Board declared three distributions, each in the amount of $0.1150 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

Western Asset Global Corporate Defined Opportunity Fund Inc.	35

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

36	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub- Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers

Western Asset Global Corporate Defined Opportunity Fund Inc.	37

together provide, or in the case of the Non-U.S. Sub-advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds for the 1-year period ended June 30, 2012. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked fourth among the eight funds in the Performance Universe for that period and was better than the median performance for the funds in the Performance Universe for that period. The Board noted that the small number of funds comprising the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and three other leveraged global income closed-end funds, as classified by Lipper. The funds in the Expense Universe had net common share assets ranging from $117.3 million to $381.5 million. Two of the other funds in the Expense Universe were larger than the Fund and one was smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked second among the four funds in the Expense Universe and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), whether compared on the basis of common assets only or on the basis of common assets and leveraged assets, was ranked third among the funds in the Expense Universe and was worse (i.e., higher) than the Expense Universe median for that expense component. The Fund’s actual total expenses compared only on the basis of common assets ranked second among the funds in the Expense Universe and were better than the Expense Universe median for that expense component. However, the Fund’s actual total expenses compared on the basis of both common and leveraged assets ranked third among the funds in the Expense Universe but were worse than the Expense Universe median. The Board considered that the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fun, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 5 percent during the period covered by the analysis. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and the Sub-Advisory Agreements in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisor but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub- Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Advisers were present.

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 22, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Eileen A. Kamerick*	13,964,636	239,664
Riordan Roett	13,963,735	240,565
Jeswald W. Salacuse	13,958,155	246,145

At April 30, 2013, in addition to Eileen A. Kamerick, Riordan Roett, and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken**

*    Effective February 1, 2013, Ms. Kamerick became a Director.

**  Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund.

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors	Western Asset Global Corporate Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Ltd	GDO
Officers	Western Asset Management Company Pte. Ltd.
Kenneth D. Fuller*
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	6201 15th Avenue
Secretary and	Brooklyn, NY 11219
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*    Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate
Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX012645 6/13 SR13-1951

ITEM 2.                                                CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                                                SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                         CONTROLS AND PROCEDURES.

(a)                                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                         EXHIBITS.

(a)         (1)         Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 25, 2013

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 25, 2013